                                                                   EXHIBIT 20.1

                                                                      EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                         FIRST UNION DIRECT BANK, N.A.

                     FIRST UNION MASTER CREDIT CARD TRUST

        The information which is required to be prepared with respect to the Distribution Date FEBRUARY 15, 2000 and with respect to the performance of the Trust during the preceding Monthly Period.

        Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A       Information Regarding the Currrent Monthly Distribution
        (Stated on the basis of $1,000 Original Certificate Principal Amount)

        1    The amount of the current monthly distribution in
             respect of Class A Monthly Principal                                                0
                                                                                   ----------------

        2    The amount of the current monthly distribution in
             respect of Class B Monthly Principal                                                0
                                                                                   ----------------

        3    The amount of the current monthly distribution in
             respect of Collateral Monthly Principal                                             0
                                                                                   ----------------

        4    The amount of the current monthly distribution in
             respect of CLASS A MONTHLY INTEREST                                         4,258,450
                                                                                   ----------------

        5    The amount of the current monthly distribution in
             respect of Class A Deficiency Amounts                                               0
                                                                                   ----------------

        6    The amount of the current monthly distribution in
             respect of Class A Additional Interest                                              0
                                                                                   ----------------

        7    The amount of the current monthly distribution in
             respect of CLASS B MONTHLY INTEREST                                           355,445
                                                                                   ----------------

        8    The amount of the current monthly distribution in
             respect of Class B Deficiency Amounts                                               0
                                                                                   ----------------

        9    The amount of the current monthly distribution in
             respect of Class B Additional Interest                                              0
                                                                                   ----------------

        10   The amount of the current monthly distribution in
             respect of COLLATERAL MONTHLY INTEREST                                        585,265
                                                                                   ----------------

        11   The amount of the current monthly distribution in
             respect of any accrued and unpaid Collateral monthly interest                       0
                                                                                   ----------------

B       Information Regarding the Performance of the Trust

        1    COLLECTION OF PRINCIPAL RECEIVABLES

             a)              The aggregate amount of Principal Collections
                             processed during the preceding Monthly Period
                             which were allocated in respect of the Class
                             A Certificates                                             87,802,943
                                                                                   ----------------

             b)              The aggregate amount of Principal Collections
                             processed during the preceding Monthly Period
                             which were allocated in respect of the Class
                             B Certificates                                              7,183,903
                                                                                   ----------------

             c)              The aggregate amount of Principal
                             Collections processed during the preceding
                             Monthly Period which were allocated in
                             respect of the Collateral Interest                         11,440,993
                                                                                   ----------------

        2    PRINCIPAL RECEIVABLES IN THE TRUST

             a)              The aggregate amount of Principal Receivables
                             in the Trust as of the end of the day on the
                             last day of the preceding Monthly Period
                             (ending Principal Balance)                              1,972,883,707
                                                                                   ----------------

             b)              The amount of Principal Receivables in the
                             Trust represented by the Investor Interest of
                             Series 1996-1 as of the end of the day on the
                             last day of the preceding Monthly Period                1,115,151,821
                                                                                   ----------------

             c)              The amount of Principal Receivables in the
                             Trust represented by the Series 1996-1
                             Adjusted Investor Interest as of the end of
                             the day on the last day of the preceding
                             Monthly Period                                          1,115,151,821
                                                                                   ----------------

             d)              The amount of Principal Receivables in the
                             Trust represented by the Class A Investor
                             Interest as of the end of the day on the
                             last day of the preceding  Monthly Period                 920,000,000
                                                                                   ----------------

             e)              The amount of Principal Receivables in the
                             Trust represented by the Class A Adjusted
                             Investor Interest as of the end of the day
                             on the last day of the preceding Monthly
                             Period                                                    920,000,000
                                                                                   ----------------

             f)              The amount of Principal Receivables in the
                             Trust represented by the Class B Investor
                             Interest as of the end of the day on the
                             last day of the preceding Monthly Period                   75,273,000
                                                                                   ----------------


             g)              The amount of Principal Receivables in the
                             Trust represented by the Collateral
                             Interest as of the end of the day on the
                             last day of the preceding Monthly Period                  119,878,821
                                                                                   ----------------

             h)              The Floating Investor Percentage with
                             respect to the preceding Monthly Period                        55.51%
                                                                                   ----------------

             I)              The Class A Floating Allocation with respect
                             to the preceding Monthly Period                                45.79%
                                                                                   ----------------

             j)              The Class B Floating Allocation with respect
                             to the preceding Monthly Period                                 3.75%
                                                                                   ----------------

             k)              The Collateral Floating Allocation with respect
                             to the preceding Monthly Period                                 5.97%
                                                                                   ----------------

             l)              The Fixed Investor Percentage with respect to
                             the preceding Monthly Period                                N/A
                                                                                   ----------------

             m)              The Class A Fixed Allocation with respect to
                             the preceding Monthly Period                                N/A
                                                                                   ----------------

             n)              The Class B Fixed Allocation with respect to
                             the preceding Monthly Period                                N/A
                                                                                   ----------------

             o)              The Collateral Fixed Allocation with respect
                             to the preceding Monthly Period                             N/A
                                                                                   ----------------

        3    DELINQUENT BALANCES

             The aggregate amount of outstanding balances
             in the Accounts which were delinquent as of
             the end of the day on the last day of the
             preceding Monthly Period:
                                                          Aggregate                 Percentage of
                                                          Account                   Total
                                                          Balance                   Receivables

             a) 35 - 64 days                                  26,343,957                     1.28%
                                                         ----------------          ----------------
             b) 65-94 days                                    13,232,147                     0.65%
                                                         ----------------          ----------------
             c) 95-124 days                                   10,212,780                     0.50%
                                                         ----------------          ----------------
             d) 125-154 days                                   9,306,364                     0.45%
                                                         ----------------          ----------------
             e) 155 or more days                               9,014,650                     0.44%
                                                         ----------------          ----------------
             Total                                            68,109,898                     3.32%
                                                         ----------------          ----------------

        4    CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

             a)              The Aggregate Credit Loss Amount for
                             the preceding Monthly Period                                 4,589,255
                                                                                    ----------------

             b)              The Class A Credit Loss Amount for
                             the preceding Monthly Period                                 3,786,134
                                                                                    ----------------

             c)              The Class B Credit Loss Amount for
                             the preceding Monthly Period                                   309,776
                                                                                    ----------------

             d)              The Collateral Credit Loss Amount for
                             the preceding Monthly Period                                   493,345
                                                                                    ----------------

        5    INVESTOR CHARGE OFFS

             a)              The aggregate amount of Class A Investor
                             Charge Offs for the preceding Monthly Period                         0
                                                                                    ----------------

             b)              The aggregate amount of Class A Investor
                             Charge Offs set forth in 5(a) above per
                             $1,000 of original certificate principal
                             amount                                                               0
                                                                                    ----------------

             c)              The aggregate amount of Class B Investor
                             Charge Offs for the preceding Monthly Period                         0
                                                                                    ----------------

             d)              The aggregate amount of Class B Investor
                             Charge Offs set forth in 5(c above per
                             $1,000 of original certificate principal
                             amount                                                               0
                                                                                    ----------------

             e)              The aggregate amount of Collateral Charge
                             Offs for the preceding Monthly Period                                0
                                                                                    ----------------

             f)              The aggregate amount of Collateral Charge
                             Offs set forth in 5(e) above per $1,000 of
                             original certificate principal amount                                0
                                                                                    ----------------

             g)              The aggregate amount of Class A Investor
                             Charge Offs reimbursed on the Transfer Date
                             immediately preceding this Distribution Date                         0
                                                                                    ----------------

             h)              The aggregate amount of Class A Investor
                             Charge Offs set forth in 5(g) above per
                             $1,000 original certificate principal amount
                             reimbursed on the Transfer Date immediately
                             preceding this Distribution Date                                     0
                                                                                    ----------------

             I)              The aggregate amount of Class B Investor
                             Charge Offs reimbursed on the Transfer Date
                             immediately preceding this Distribution Date                         0
                                                                                    ----------------

             j)              The aggregate amount of Class B Investor
                             Charge Offs set forth in 5(I) above per
                             $1,000 original certificate principal amount
                             reimbursed on the Transfer Date immediately
                             preceding this Distribution Date                                     0
                                                                                    ----------------

             k)              The aggregate amount of Collateral Charge
                             Offs reimbursed on the Transfer Date
                             immediately preceding this Distribution Date                         0
                                                                                    ----------------

             l)              The aggregate amount of Collateral Charge
                             Offs set forth in 5(k) above per $1,000
                             original certificate principal amount
                             reimbursed on the Transfer Date immediately
                             preceding this Distribution Date                                     0
                                                                                    ----------------

        6    INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

             a)              The amount of the Class A Servicing Fee
                             payable by the Trust to the Servicer for the
                             preceding Monthly Period                                       958,333
                                                                                    ----------------

             b)              The amount of the Class B Servicing Fee
                             payable by the Trust to the Servicer for the
                             preceding Monthly Period                                        78,409
                                                                                    ----------------

             c)              The amount of the Collateral Servicing Fee
                             payable by the Trust to the Servicer for the
                             preceding Monthly Period                                       124,874
                                                                                    ----------------

             d)              The amount of Servicer Interchange (.75%)
                             payable by the Trust to the Servicer for the
                             preceding Monthly Period                                       696,970
                                                                                    ----------------

        7    REALLOCATIONS

             a)              The amount of Reallocated Collateral Principal
                             collections with respect to this Distribution Date                   0
                                                                                    ----------------

             b)              The amount of Reallocated Class B Principal
                             collections with respect to this Distribution Date                   0
                                                                                    ----------------

             c)              The COLLATERAL BALANCE as of the close of
                             business on this Distribution Date                         119,878,821
                                                                                    ----------------

             d)              The CLASS B INVESTOR BALANCE as of the close
                             of business on this Distribution Date                       75,273,000
                                                                                    ----------------

        8    FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
             ALLOCABLE TO SERIES 1996-1

             a)              The aggregate amount of Collections of Finance
                             Charge Receivables processed during the
                             preceding Monthly Period which were allocated
                             in respect of the Class A Certificates                      15,853,930
                                                                                    ----------------

             b)              The aggregate amount of Collections of Finance
                             Charge Receivables processed during the
                             preceding Monthly Period which were allocated
                             in respect of the Class B Certificates                       1,297,144
                                                                                    ----------------

             c)              The aggregate amount of Collections of Finance
                             Charge Receivables processed during the
                             preceding Monthly Period which were allocated
                             in respect of the Collateral Interest                        2,065,816
                                                                                    ----------------

        9    PRINCIPAL FUNDING ACCOUNT

             a)              The principal amount on deposit in the Principal
                             Funding Account on or before the Transfer Date
                             of the preceding Monthly Period                                      0
                                                                                    ----------------

             b)              The Accumulation Shortfall with respect to the
                             preceding Monthly Period                                             0
                                                                                    ----------------

             c)              The Principal Funding Investment Proceeds
                             deposited in the Finance Charge Account on or
                             before the Transfer Date of the preceding Monthly
                             Period                                                               0
                                                                                    ----------------

             d)              The amount of all or the portion of the Reserve
                             Draw Amount deposited in the Finance Charge
                             Account on or before the Transfer date of the
                             preceding Monthly Period from the Reserve Account                    0
                                                                                    ----------------

        10   RESERVE DRAW AMOUNT

        11   AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
             SERVICER INTERCHANGE]

             a)              The amount of Class A Available Funds on deposit
                             in the Finance Charge Account on or before the
                             Transfer Date of the preceding Monthly Period               15,853,930
                                                                                    ----------------

             b)              The amount of Class B Available Funds on
                             deposit in the Finance Charge Account on or
                             before the Transfer Date of the preceding
                             Monthly Period                                               1,297,144
                                                                                    ----------------

             c)              The amount of Collateral Available Funds on
                             deposit in the Finance Charge Account on the
                             preceding Transfer Date                                      2,065,816
                                                                                    ----------------

        12   PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

             a)              The Portfolio Yield for the preceding Monthly Period            16.49%
                                                                                    ----------------

             b)              The Portfolio Adjusted Yield for the preceding Monthly
                             Period                                                           9.42%
                                                                                    ----------------


C       FLOATING RATE DETERMINATIONS

        1    LIBOR for the Interest Period ending on this
             Distribution Date                                                      5.78125%
                                                                                    ----------------

        2    Number of days in this interest period                                 28
                                                                                    ----------------

        3    Interest Factor                                                        0.5613544%
                                                                                    ----------------

D       CUSIP Numbers
        1    Class A                                                                337365AA8
                                                                                    ----------------
        2    Class B                                                                337365AB6
                                                                                    ----------------

                                        FIRST UNION DIRECT BANK, N.A.
                                        SERVICER

                                        By: /s/ JAMES H. GILBRAITH, II
                                           ------------------------------------
                                        James H. Gilbraith, II
                                        Managing Director
                                        First Union Direct Bank, N.A.